Item 77C - DWS Micro Cap Fund (a
series of DWS Advisor Funds)

Registrant incorporates by reference to
Proxy Statement filed on March 3, 2006
(Accession No. 0001193125-06-
044817).
A Special Meeting of Shareholders (the
"Meeting") of DWS Micro Cap Fund (the
"Fund") was held on June 1, 2006, at the
offices of Deutsche Asset Management,
345 Park Avenue, New York, New York
10154. At the Meeting, the following
matters were voted upon by the
shareholders (the resulting votes are
presented below).
I.	Election of Board Members.
("Number of Votes" represents all
Funds that are a series of DWS
Advisor Funds.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
439,217,704.469
3,753,093.585
Dawn-Marie Driscoll
439,224,192.946
3,743,605.108
Keith R. Fox
439,230,602.032
3,737,196.022
Kenneth C. Froewiss
439,255,986.088
3,711,811.966
Martin J. Gruber
439,184,395.908
3,783,402.146
Richard J. Herring
439,254,370.904
3,713,427.150
Graham E. Jones
439,202,833.057
3,764,964.997
Rebecca W. Rimel
439,229,633.088
3,738,164.966
Philip Saunders, Jr.
439,157,742.341
3,810,055.713
William N. Searcy, Jr.
439,269,874.890
3,697,923.164
Jean Gleason
Stromberg
439,256,234.415
3,711,563.639
Carl W. Vogt
439,195,306.566
3,772,491.488
Axel Schwarzer
439,210,622.946
3,757,175.108

II-A.	Approval of an Amended and
Restated Investment Management
Agreement with the Fund's Current
Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,570,119.478
106,122.028
124,438.007
663,092.000

II-B.	Approval of an Amended and
Restated Investment Management
Agreement with Deutsche
Investment Management Americas
Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,567,576.272
106,370.406
126,732.835
663,092.000

II-C.	Approval of a Subadvisor Approval
Policy.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,439,007.138
232,801.008
128,871.367
663,092.000

III.	Approval of revised fundamental
investment restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,576,014.990
195,783.695
28,880.828
663,092.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,577,576.319
193.720.695
29,382.499
663,092.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,577,576.319
193.720.695
29,382.499
663,092.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,624,333.990
147,464.695
28,880.828
663,092.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,576,627.361
195,171.324
28,880.828
663,092.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,623,260.319
148,538.366
28,880.828
663,092.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,616,631.461
154,665.553
29,382.499
663,092.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,621,895.990
149,902.695
28,880.828
663,092.000

III-I.	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,578,258.319
193,541.366
28,879.828
663,092.000

III-R.	Options

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,622,959.319
148,337.695
29,382.499
663,092.000

V.	Approval of Amended and Restated
Declaration of Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
417,769,769.140
2,715,885.592
3,342,376.322
19,139,767.000

VIII.	Approval of Reorganization into a
Massachusetts Business Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
2,565,136.777
125,396.963
110,145.773
663,092.000

*	Broker non-votes are proxies received by the
Fund from brokers or nominees when the broker
or nominee neither has received instructions from
the beneficial owner or other persons entitled to
vote nor has discretionary power to vote on a
particular matter.
The Meeting was reconvened on June 9,
2006, at which time the following matter
was voted upon by the shareholders (the
resulting votes are presented below):
VII.	Adoption of Rule 12b-1 Plan for
Class C.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
191,130.289
5,358.000
9,413.692
76,653.000

The Meeting was reconvened again on
June 27, 2006, at which time the following
matter was voted upon by the shareholders
(the resulting votes are presented below):
VII.	Adoption of Rule 12b-1 Plan for
Class B.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
107,655.218
4,607.631
8,979.918
38,280.000

*	Broker non-votes are proxies received by the
Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.